Exhibit 10.1

借款合同

甲方：香港华夏国际实业有限公司
法定代表人：刘长祯
护照号 （身份证号）：220502195508150039
乙方：张飞
护照号（身份证号）320830197612122075

            双方本着平等互利、协商一致的原则，签订本合同，以资双方信守执行。

一、	甲方向乙方借款600万美元。乙方负责为甲方筹措资金600万美元用于吉林华夏的资产投资；
二、	借款期限：2013年10月29日——2014年2月28日止。
三、	甲方同意向乙方一次性支付中介费1,300,000人民币（213,115 美元）。无利息需要支付。
四、	甲方保证按时偿还上述借款本金600万美元；如果不能按时偿还，乙方将收回吉林华夏所投资的资产。
五、	借款全部到甲方账户后，甲方必须立即划款中介费给乙方。
六、	凡因本合同所发生的一切争执，双方应友好协商解决，如协商不能解决则提交当地仲裁机构，根据当地仲裁程序进行仲裁，仲裁费用由败诉方承担。
七、	本合同一式两份，双方各执一份，双方法定代表人或本人签字盖章后生效。

甲方：香港华夏国际实业有限公司（盖章）
法人代表签字：
乙方：

二0一三年十月二十七日

Loan Contract

Party A: Hong Kong Huaxia International Industrial Co.,Ltd.
Legal Representative:Liu, Changzhen
ID number: 220502195508150039
Party B: Zhang, Fei
ID number: 320830197612122075

Party A and B have reached the contract through friendly consultation both parties hereby proclaim the following contract for the purpose of abiding execution by both parties.

Item 1. Party A borrows $ 6,000,000 from Party B. Party B is responsible for raising funds $ 6,000,000 to be used in the fixed assets investment of Jilin Huaxia Ginseng Co., Ltd, the subsidiary of Party A.

Item 2. Loan period: from October 29th,2013 to February 28th,2014.

Item 3. Party A agrees to pay a one-time agency fee RMB 1,300,000( $213,115)to Party B without any interests.

Item 4. Party A ensures timely to repay the principal of $ 6,000,000 of the above loan, if not, Party B will recover the assets invested in Jilin Huaxia.

Item 5. After Party A receives all the loan, the agency fee shall be transferred to Party B as soon as possible.

Item 6. Any dispute arising from or in connection with this contract shall be submitted to the local Arbitration Commission for arbitration in accordance with its existing rules of arbitration. The arbitral award is final and binding upon both parties. Arbitration fees shall be borne by the losing party.

Item. 7 This contract is written in two originals, one for each party and is valid with signature and stamp.

Party A: Hong Kong Huaxia International Industrial Co., Ltd.（Stamp）

Legal representative signature：

Party B: Zhang, Fei

Signature:

10-27-2013